Exhibit 99.1

Not for release, publication or distribution in whole or in part in or into

Canada, Australia or Japan

FOR IMMEDIATE RELEASE

DICKIE WALKER MARINE, INC. ANNOUNCES PROPOSED RECOMMENDED

OFFER TO ACQUIRE INTELLIGENT ENERGY HOLDINGS PLC

OCEANSIDE, California—February 3, 2005—Dickie Walker Marine, Inc. (“Dickie Walker”) (NasdaqSC: DWMA) announced today that it has reached agreement with the board of directors of Intelligent Energy Holdings Plc (“Intelligent Energy”), a London-based energy solutions group focused on the commercialization of fuel cell technologies, on the terms of a proposed recommended offer for the entire issued share capital of Intelligent Energy, subject to satisfaction of applicable regulatory requirements, stockholder approvals, and other conditions and pre-conditions to the offer. The directors of Dickie Walker and Intelligent Energy expect that through the acquisition, substantial benefits would flow to both sets of shareholders. This announcement does not amount to an announcement by Dickie Walker of a firm intention to make an offer for Intelligent Energy and there is no certainty that an offer will be made.

In evaluating the future of the Dickie Walker™ brand subsequent to the discontinuance of the West Marine private label business in fiscal 2004, the board of directors of Dickie Walker has concluded that the Company would have to expend a significant amount of funds to effectively market the brand in order to generate additional sales and profits. Although sales of the Dickie Walker brand increased in fiscal 2004 over 2003, this increase was on a small revenue base. Consequently, the board has determined that although the Dickie Walker brand has good potential to generate sales in the near future, the Company would continue to generate losses and would be unable to survive as a public company without additional financing, if such financing were even available. The directors of Dickie Walker believe that the acquisition of Intelligent Energy shares will ensure the continuation of the Company, although the Company’s business emphasis will no longer be on apparel. Therefore, if the transaction closes, the Company intends to explore opportunities to sell and/or license the Dickie Walker brand to another apparel, boating, or marine company.

Details of the Proposed Offer

After giving effect to a proposed 1 for 5 reverse stock split to occur prior to the exchange of shares, full acceptance of the proposed Dickie Walker offer would, if made, result in the issuance of up to 12,441,379 new shares of Dickie Walker common stock. For each Intelligent Energy ordinary share held, an Intelligent Energy shareholder would receive 0.324 shares of Dickie Walker common stock. In addition, it is proposed that existing Intelligent Energy options and warrants would roll over into 6,421,197 new options and warrants in Dickie Walker, after giving effect to the reverse split. Existing Dickie Walker options and warrants will remain outstanding following the close of the proposed offer. The exchange ratio and total share numbers may change to the extent that Intelligent Energy engages in any financing or strategic acquisitions, or creates a new stock option plan for its employees, pursuant to the terms of the Acquisition Agreement. However, Intelligent Energy shareholders and Dickie Walker stockholders would share in any resulting dilution proportionately.

Subject to full acceptance of the proposed offer, after the acquisition former Intelligent Energy shareholders would hold approximately 95 percent of Dickie Walker’s fully diluted stock, with the remaining approximately 5 percent of Dickie Walker’s fully diluted stock held by existing Dickie Walker stockholders. Post-transaction, the combined entity would be renamed Intelligent Energy Holdings, Inc., and Intelligent Energy management and shareholders would have operating and voting control. The offer would value Intelligent Energy’s current issued share capital, consisting of ordinary shares and existing options and warrants, at $111,841,247.

The making of the possible offer is pre-conditional upon the SEC declaring a registration statement effective (which condition cannot be waived) and other conditions being satisfied. There is no certainty that an offer will be made. Also, the closing of the offer will be conditional upon, among other factors, the approval of the offer by Dickie Walker’s stockholders and receipt of acceptances in respect of over 50 percent of Intelligent Energy’s ordinary shares.

The directors of Dickie Walker intend, if the offer is made, to unanimously recommend that the Dickie Walker stockholders approve the proposed acquisition of Intelligent Energy, and intend to vote their shares to approve the issuance of new shares of Dickie Walker common stock, the reverse stock split and any other proposals necessary to support the proposed offer. All of the directors of Dickie Walker have executed Parent Support Agreements agreeing to vote for the proposed offer if it is presented to Dickie Walker stockholders and further agreeing to refrain from trading in Dickie Walker shares for 180 days post-closing of the proposed offer.

The directors of Intelligent Energy intend, if the offer is made, to unanimously recommend Intelligent Energy shareholders accept the offer, subject to the Form S-4 to be filed with the SEC becoming effective and all other conditions of the offer being satisfied. The directors of Intelligent Energy have each agreed to execute a Lock-Up Agreement agreeing to refrain from trading in Dickie Walker shares for 180 days post-closing of the proposed offer.

Cappello Capital Corp., a U.S.-based investment bank, is advising Intelligent Energy in connection with the proposed offer. Cappello Capital Corp. has opted to receive payment of its transaction fees in equity-linked securities of Intelligent Energy rather than in cash and has executed a Lock-Up Agreement agreeing to refrain from trading in Dickie Walker shares for 180 days post-closing of the proposed offer. ARC Associates is acting as the U.K. financial adviser for Intelligent Energy with respect to the proposed transaction.

Benefits of the Proposed Transaction

Regarding the proposed offer, Gerald W. Montiel, CEO of Dickie Walker, stated, “We have conducted an extensive strategic review of Dickie Walker’s current business and future prospects and determined that a successful execution of Dickie Walker’s long-term plan would require a considerable amount of new capital. After a thorough investigation of our strategic options, we decided that shareholder value can be best maximized by acquiring a young, leading technology company such as Intelligent Energy. As prospective partners with Intelligent Energy, we are truly excited about the market potential of the fuel cell industry and Harry Bradbury’s visionary leadership in bringing innovative fuel cell solutions to the market place. While we continue to feel positively about the Dickie Walker apparel brand, we feel the brand has a better opportunity to reach profitability as part of another apparel, catalog or boating company, with which it can share synergies of distribution and marketing, and we anticipate seeking such a buyer for the brand.”

Harry Bradbury, CEO of Intelligent Energy, stated, “We believe that an acquisition transaction with a Nasdaq entity is the best way to access the U.S. market swiftly and with a high degree of certainty. Based on our exhaustive selection process, we are confident that Dickie Walker represents the best possible Nasdaq vehicle for Intelligent Energy shareholders.”

Alexander L. Cappello, co-founder of Cappello Capital Corp., commented, “It has been our privilege to serve as an advisor to Intelligent Energy over the past year and, more recently, to initiate this transaction and to guide them through the process of listing in the U.S. We believe the Nasdaq is by far the largest and most liquid market in the world for technology companies. As home to the majority of fuel cell companies, it is certainly a natural market for Intelligent Energy. Further to completion of the Nasdaq listing, consideration will also be given to the benefits of a dual listing on AIM.”

About Intelligent Energy Holdings Plc

Intelligent Energy is an energy solutions group with a proprietary suite of new energy technologies, and is focused on commercializing energy services in hydrogen generation, fuel storage and power generation using proton exchange membrane (PEM) fuel cell technology. Intelligent Energy’s products and technologies provide solutions for global applications in the motive, distributed energy, military and portable markets. Intelligent Energy competes with several Nasdaq-listed fuel cell companies, including Ballard Power Systems (Nasdaq: BLDP), Plug Power (Nasdaq: PLUG), Fuel Cell Technologies (Nasdaq: FCEL), and Hydrogenics (Nasdaq: HYGS). With offices in London, Loughborough, Johannesburg, Albuquerque and Los Angeles, Intelligent Energy is currently involved in market activities in Europe, Asia, the Americas and Africa.

Intelligent Energy’s current programs are principally with various global original equipment manufacturers (OEMs). Rather than building costly manufacturing facilities, Intelligent Energy is pursuing a low capital intensive revenue model, through which it can provide bespoke design, customization and prototype build services with the express intention of earning license and royalty fees from the embedded technology when the products are taken to volume production by these partners. Intelligent Energy is also actively involved in establishing regional consortia in Southern Africa, Latin America and Europe, and believes the consortia model is applicable in most regions.

If the proposed transaction closes, the Intelligent Energy management team is expected to remain intact, and Dr. Harry Bradbury will serve as Chief Executive Officer of the combined entity. Appointment of a new Chief Financial Officer of Intelligent Energy, who would remain with the combined entity, is expected shortly. Intelligent Energy intends to move its headquarters to California if the transaction closes, at which time the combined entity would install a new board of directors with a new Chairman. Intelligent Energy hopes that its present board of directors will fulfill an advisory capacity for a period of time after the closing of the proposed offer.

Additional information on Intelligent Energy can be found at www.intelligent-energy.com.

About Dickie Walker Marine, Inc.

Dickie Walker designs, sources and has manufactured, markets and distributes authentic lines of nautically inspired apparel, gifts and decorative items. The Dickie Walker™ brand is a lifestyle brand of nautically inspired apparel and accessories for the home, office and boat, which are distributed through specialty retailers, yacht clubs, resorts, higher-end sporting goods stores, marinas, coastal stores, catalogs and a branded website (www.dickiewalker.com).

Where to Find Additional Information about the Transaction

Dickie Walker plans to file a Registration Statement on Form S-4 in connection with the transaction, and expects to mail a Proxy Statement/Prospectus to stockholders of Dickie Walker and shareholders of Intelligent Energy containing information about the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT DICKIE WALKER, INTELLIGENT ENERGY, THE TRANSACTION AND RELATED MATTERS.

In addition to the Registration Statement and the Proxy Statement / Prospectus, Dickie Walker files annual, quarterly and special reports, proxy statements and other information with the U.S. Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Dickie Walker at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Investors and security holders will be able to obtain free copies of these documents through the SEC’s website at http://www.sec.gov. Free copies of the Proxy Statement / Prospectus and related documents may also be obtained from Dickie Walker by mailing a request to Dickie Walker Marine, Inc., 1405 South Coast Highway, Oceanside, California 92054, attention: Todd Schmidt, telephone: (760) 450-0360. Dickie Walker’s filings with the SEC are also available to the public on the Dickie Walker website at www.dickiewalker.com or from commercial document retrieval services.

PondelWilkinson is providing investor relations support for the proposed transaction in the United States.

Not an Offer; Limited Jurisdiction

Dickie Walker may not complete the offer described above and sell its securities until a registration statement is filed with the SEC and declared effective. This press release is not an offer to sell the securities described herein and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. If an offer is made, the offer will not be made to Intelligent Energy shareholders in Canada, Australia and Japan, nor should offer materials be forwarded or transmitted in or into Canada, Australia or Japan.

This announcement does not amount to an announcement by Dickie Walker of a firm intention to make an offer for Intelligent Energy and there is no certainty that an offer will be made.

Forward-Looking Statements

This release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Dickie Walker’s or Intelligent Energy’s or their respective management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future. These statements are based on current estimates and projections about the companies’ respective businesses, which are derived in part on assumptions of management, and are not guarantees of future performance, as such performance is difficult to predict. Such statements include statements regarding any anticipated benefits of the proposed acquisition, the expected retention of the Intelligent Energy management team, hiring of new personnel, the advisory role of prior board members and the valuation of the offer. It is important to note that Dickie Walker’s and Intelligent Energy’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include risks related to uncertainties in the timing of the transaction, failure to adequately address or reconcile all U.S. and U.K. regulatory requirements, delay in obtaining or failure to obtain listing on the Nasdaq SmallCap Market for the shares of the combined entity, an inability to retain the present Intelligent Energy management team or obtain advice from prior board members, and the dilutive effects of subsequent financings or acquisitions. Readers of this release are also referred to Dickie Walker’s previous public filings, available at http://www.sec.gov or upon request from Dickie Walker. Dickie Walker does not intend to update any of these forward-looking statements after the date of this release.

The directors of Dickie Walker and Intelligent Energy accept responsibility for the information contained in this press announcement, except for the information in this press announcement concerning the other party, its subsidiaries and their respective businesses, the directors of such party and their connected persons and persons acting in concert with, and associates of, such party. Subject as aforesaid, to the best of the knowledge and belief of the directors of Dickie Walker and Intelligent Energy (who have taken all reasonable care to ensure that such is the case), the information contained in this press announcement for which each is responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

The statements set out in the immediately preceding paragraph are included solely to comply with the requirements of Rule 19.2 of the City Code and shall not be deemed to establish or expand any liability under the Securities Act or any state securities legislation in the United States.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the City Code, any person who, alone or acting together with any person(s) pursuant to an agreement or understanding (whether formal or informal) to acquire or control securities of Dickie Walker or Intelligent Energy, owns or controls, or becomes the owner or controller, directly or indirectly, of one percent or more of any class of securities of Dickie Walker or Intelligent Energy is required to disclose, by no later than 12.00 noon (London time) on the London business day following the date of the relevant transaction, every dealing in any relevant securities of that company (or in any option in respect of, or derivative referenced to, any such securities) during the period to the date on which the offer becomes or is declared unconditional as to acceptances or lapses or is otherwise withdrawn.

Under the provisions of Rule 8.1 of the City Code, any such dealings by Dickie Walker or Intelligent Energy, or by any of their respective “associates” (within the meaning of the City Code) must also be disclosed.

If you are in any doubt as to the application of Rule 8 of the City Code to you, please contact an independent financial advisor authorised under the U.K. Financial Services and Markets Act 2000, consult the U.K. Takeover Panel’s website at www.thetakeoverpanel.org.uk or contact the U.K. Takeover Panel on telephone number +44 (0) 20 7638 0129; fax +44 (0) 20 7236 7013.

ARC Associates have reviewed and analyzed the contents of this announcement, and have approved its release for the purposes of section 21 of the U.K. Financial Services and Markets Act 2000.

Contact information:

Dickie Walker Marine, Inc.
Gerald W. Montiel	Chief Executive Officer	(760) 450-0360
Todd Schmidt	Chief Financial Officer	(760) 450-0360

Intelligent Energy Holdings Plc
Dr. Harry Bradbury	Chief Executive Officer	+44 (0) 20 7958 9033
Dr. Mark Lawson-Statham	Managing Director	+44 (0) 20 7958 9696

ARC Associates
John Allen	Chairman	+44 (0) 20 7614 4000
Peter Tehany	Director	+44 (0) 20 7614 4000

Cappello Capital Corp.
Alex Cappello	Managing Director	(310) 393-6632
Sean Kelly	Vice President	(310) 393-6632

PondelWilkinson, Inc.
Roger Pondel	President	(310) 279-5980
Rob Whetstone	Managing Director	(310) 279-5980